UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2006

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-14257                    58-1729436
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


          2401 MERCED STREET, SAN LEANDRO, CALIFORNIA              94577
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 28, 2006, the Board of Directors (the "Board") of Alpha Innotech Corp. (the "Company") elected John Hodgman as a director of the Company to serve until the Company's 2006 annual meeting of stockholders and a chairman of the Board's Audit Committee.

         Mr. Hodgman also serves on the boards of a number of publicly and privately held biotechnology and technology companies, including AVI BioPharma, Inc., Cygnus, Inc. (as Chairman), Inflazyme Pharmaceuticals (as Chairman) and Immersion Corporation. Mr. Hodgman has had leadership positions in a number of biotechnology and technology companies. He served as President and CEO of Aerogen, Inc. where he directed the merger with Nektar Corporation. From 1994 to 2005 he was with Cygnus, Inc. serving as Chairman, President and CEO from 1998 where he lead the commercialization of the first FDA approved non-invasive continuous glucose monitor system. Mr. Hodgman also held corporate officer positions with Central Point Software and Ateq Corporation. In addition, he has been a consultant for Price Waterhouse Consulting Group. Mr. Hodgman received his B.S. in Accounting and Finance from Brigham Young University and his M.B.A. in Finance and Business Law from the University of Utah.

         As all non-employee directors of the Company, Mr. Hodgman will receive an annual cash retainer of $10,000 and a stock option grant of 10,000 shares of Common Stock of the Company to vest monthly beginning on February 27, 2006 for so long as he continues to serve on the Board of Directors of the Company, to be fully vested February 27, 2007. In addition, he will receive a cash payment of $1,000 for attending each meeting of the Board of directors in person and $250 for attending each meeting of the Board of Director via teleconference.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALPHA INNOTECH CORP.



Date:    March 2, 2006                      By:      /S/ HASEEB CHAUDHRY
                                               ---------------------------------
                                                         Haseeb Chaudhry
                                                         Chief Executive Officer


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